UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported):            June 21, 2007
Dollar Financial Corp.
(Exact Name of Issuer as Specified in Charter)

DELAWARE	000-50866	23-2636866
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification
Incorporation or Organization)		Number)

1436 Lancaster Avenue, Suite 310	19312
Berwyn, Pennsylvania	(Zip Code)
(Address of Principal Executive Offices)
(610) 296-3400
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01. Entry into a Material Definitive Agreement
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
Item 3.02 Unregistered Sales of Equity Securities
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Indenture dated June 27, 2007
Registration Rights Agreement dated June 27, 2007
Purchase Agreement dated June 21, 2007

Item 1.01. Entry into a Material Definitive Agreement.
On June 21, 2007, Dollar Financial Corp. (the “Company”) entered into a purchase agreement (the “Purchase Agreement”) with Wachovia Capital Markets, LLC and Bear, Stearns & Co. Inc., as representatives of the initial purchasers thereunder (collectively, the “Initial Purchasers”) relating to the sale by the Company to the Initial Purchasers of $175,000,000 aggregate principal amount of its 2.875% senior convertible notes due 2027 (the “Notes”) for resale to qualified institutional buyers as defined in, and in reliance on, Rule 144A under the Securities Act of 1933, as amended. Under the terms of the Purchase Agreement, the Company also granted to the Initial Purchasers an option to purchase up to $25,000,000 aggregate principal amount of the Notes to cover over-allotments. The Initial Purchasers subsequently exercised the over-allotment option in full, and, at a closing on June 27, 2007, the Initial Purchasers acquired $200,000,000 aggregate principal amount of the Notes.
The Notes were issued pursuant to an indenture (the “Indenture”) dated June 27, 2007 between the Company and U.S. Bank National Association, as trustee (the “Trustee”).
The Notes are general unsecured obligations of the Company and rank equally in right of payment with all of the Company’s other existing and future obligations that are unsecured and unsubordinated. The Notes bear interest at the rate of 2.875% per year. The Company will pay interest on the Notes on June 30 and December 31 of each year, beginning on December 31, 2007.
The Notes will mature on June 30, 2027 (the “Maturity Date”), unless earlier converted, redeemed or repurchased in accordance with their terms prior to the Maturity Date. Holders of the Notes may require the Company to repurchase the Notes for cash at any time before the Maturity Date following certain fundamental changes.
Holders may convert their Notes based on a conversion rate of 25.7759 shares per $1,000 principal amount of notes, subject to adjustment upon certain events, only under the following circumstances: (1) during specified periods, if the price of the Company’s common stock, par value $0.001 per share (the “Common Stock”) reaches specified thresholds; (2) if the trading price of the Notes is below a specified threshold; (3) at any time after December 31, 2026; (4) if the Company calls the Notes for redemption; or (5) upon the occurrence of certain corporate transactions specified in the Indenture.
Subject to the Company’s election to satisfy its conversion obligation entirely in shares of Common Stock, upon conversion of the Notes, the Company will deliver an amount in cash equal to the lesser of the aggregate principal amount of Notes to be converted and the Company’s total conversion obligation with respect to the Company’s total conversion obligation. If the Company’s conversion obligation exceeds the principal amount of the Notes being converted, the Company will deliver shares of Common Stock in respect of the excess, subject to certain conditions. If certain corporate transactions occur, the Company will pay upon conversion of the Notes a make whole premium.
The Company may not redeem the Notes before December 31, 2012. On or after December 31, 2012 and prior to December 31, 2014, the Company has the option to redeem for cash all or part of the Notes, upon at least 30 but not more than 60 days’ notice before the redemption date by mail to the Trustee and each holder of Notes. On or after December 15, 2014, the Company has the option to redeem for cash all or part of the notes, upon at least 30 but not more than 60 days’ notice before the redemption date by mail to the Trustee and each holder of Notes. The amount of cash paid in connection with each such redemption will be 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest, including any additional amounts, to but excluding the redemption date.
The holders of the Notes may require the Company to repurchase the Notes on each of December 31, 2012, December 31, 2014, June 30, 2017 and June 30, 2022, or upon a fundamental change, in each case at a repurchase price equal to 100% of the principal amount of the Notes to be repurchased, plus accrued and unpaid interest, to but excluding the repurchase date.
The holders of Notes, as such, do not have any rights as stockholders of the Company (including, without limitation, voting rights and rights to receive dividends or other distributions on our Common Stock).
In connection with the issuance of the Notes on June 27, 2007, the Company entered into a registration rights agreement with Wachovia Securities LLC and Bear, Stearns & Co. Inc., as representatives of the Initial Purchasers (the “Registration Rights Agreement”). Pursuant to the Registration Rights Agreement, the Company agreed to file a shelf registration statement with the Securities and Exchange Commission covering resales of the Notes and the shares of Common Stock issuable upon conversion of the Notes within 120 days after issuance of the Notes. The Company also agreed to use its reasonable efforts to cause the shelf registration statement to become effective under the Securities Act of 1933, as amended (the “Securities Act”), no later than 210 days after issuance of the Notes.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
The disclosure in Item 1.01 above is incorporated herein by reference.
Item 3.02 Unregistered Sales of Equity Securities
The disclosure in Item 1.01 above is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits
(d) The following exhibits are furnished with this Form 8-K:

Exhibit No.	Description

4.1	Indenture dated June 27, 2007 between Dollar Financial Corp. and U.S. Bank National Association, as trustee

4.2	Registration Rights Agreement dated June 27, 2007 by and among Dollar Financial Corp. and Wachovia Capital Markets, LLC and Bear, Stearns & Co. Inc., as representatives of the initial purchasers

10.1	Purchase Agreement dated June 21, 2007 by and among Dollar Financial Corp. and Wachovia Capital Markets, LLC and Bear, Stearns & Co. Inc., as representatives of the initial purchasers

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOLLAR FINANCIAL CORP.

Date: June 27, 2007	By:	/s/ Randy Underwood
Name: Randy Underwood
Title: Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

4.1	Indenture dated June 27, 2007 between Dollar Financial Corp. and U.S. Bank National Association, as trustee

4.2	Registration Rights Agreement dated June 27, 2007 by and among Dollar Financial Corp. and Wachovia Capital Markets, LLC and Bear, Stearns & Co. Inc., as representatives of the initial purchasers

10.1	Purchase Agreement dated June 21, 2007 by and among Dollar Financial Corp. and Wachovia Capital Markets, LLC and Bear, Stearns & Co. Inc., as representatives of the initial purchasers